EXHIBIT 32.1 AND 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of XXX Acquisition Corp. ( hereinafter the "Company") hereby certifies to such officer’s knowledge that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 (the "Report"), as filed with the  securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be part of the Report or "filed" for any purpose whatsoever.

Date: July 20, 2011	/s/ Marcia Rosenbaum
Marcia Rosenbaum
Chief Executive Officer and
Chief Financial Officer